Fax to: 243-446-0407

Agreement to Convert Stanza Note

Date: October 14, 2010

Bridgeforce Capital

Re: Conversion of Stanza Systems Promissory Note

Gentlemen:

You are hereby notified that, Titan Energy Worldwide, Inc. ("Titan") has entered into an agreement whereby Titan would acquire all the assets and certain liabilities of Stanza Systems, Inc. ("Stanza"). The Agreement is conditional upon Titan reaching accord with certain debt holders of Stanza. As one of the existing noteholders in Stanza, here are the terms to convert said Note into equity in Titan, according to the terms and conditions set herein.

The terms for this conversion are as follows:

1. The Noteholder is Bridgeforce.
2. The Principal amount owed is $400,000.00
3. Upon conversion the Noteholder will receive $133,333/$0.50 = 266,667 shares of restricted Titan common stock (based on $0.50 per share).
4. The Closing Date is November 1, 2010.
5. You have the right to receive additional shares of restricted stock as per the following formula:
   a. If Gross Sales Revenues of Stanza for the year ended December 31, 2011 OR for the year ended December 31, 2012 are equal or greater than $3,000,000, you shall receive an additional $133,333* in additional restricted stock.
   b. If Gross Sales Revenues of Stanza for the year ended December 31, 2011 OR for the year ended December 31, 2012 are equal or greater than $5,000,000, you shall receive $133,333 * in additional restricted stock.

   * Based on 20 day VWAP on date transaction is closed with a floor of $0.50.

Upon acceptance of these terms, by which your Note will be assumed by Titan and converted to stock in Titan, you hereby release Stanza of all and any further and future responsibilities or obligations. To signify your acceptance of this agreement, please sign below:

For Noteholder:

[signature]

Name GREGORY AMAN

Title Manager

Very truly yours,

Jeffrey Flannery
CEO
Titan Energy Worldwide, Inc.

Please issue shares as follows:

Peter Aman
Name

3202 Clumpgrass Cv. Austin TX 78735
Address

467-57-3731
Social Security No. of Shareholder

SS #'s attached

	shares breakdown
Jonathon Cramer	938
Peter Aman	15,011
Advantus Capital	164,405
Jim Cannon	20,640
Rob Cannon	28,145
Andrew Aman	18,764
Greg Aman	18,764

155,780.25

Agreement to Convert Stanza Note

Date: October 14, 2010

Ridge Point Capital

Re: Conversion of Stanza Systems Promissory Note

Gentlemen:

You are hereby notified that, Titan Energy Worldwide, Inc. ("Titan") has entered into an agreement whereby Titan would acquire all the assets and certain liabilities of Stanza Systems, Inc. ("Stanza"). The Agreement is conditional upon Titan reaching accord with certain debt holders of Stanza. As one of the existing noteholders in Stanza, here are the terms to convert said Note into equity in Titan, according to the terms and conditions set herein.

The terms for this conversion are as follows:

1. The Noteholder is Ridge point Capital.
2. The Principal amount owed is $20,000.00
3. Upon conversion the Noteholder will receive $6,667/$0.50 = 13,333 shares of restricted Titan common stock (based on $0.50 per share).
4. The Closing Date is November 1, 2010.
5. You have the right to receive additional shares of restricted stock as per the following formula:
   a. If Gross Sales Revenues of Stanza for the year ended December 31, 2011 OR for the year ended December 31, 2012 are equal or greater than $3,000,000, you shall receive an additional $6,667 * in additional restricted stock.
   b. If Gross Sales Revenues of Stanza for the year ended December 31, 2011 OR for the year ended December 31, 2012 are equal or greater than $5,000,000, you shall receive $6,667* in additional restricted stock.

   * Based on 20 day VWAP on date transaction is closed with a floor of $0.50.

Upon acceptance of these terms, by which your Note will be assumed by Titan and converted to stock in Titan, you hereby release Stanza of all and any further and future responsibilities or obligations. To signify your acceptance of this agreement, please sign below:

For Noteholder:

[signature]

Name Michael Chavez

Title President

Very truly yours,

Jeffrey Flannery
CEO
Titan Energy Worldwide, Inc.

Please issue shares as follows:

Ridge Point Capital
Name

10713 RR 620 North, Bldg F Suite 620
Address Austin TX 78726

26-0163893
Social Security No. of Shareholder

Agreement to Convert Stanza Note

Date: October 14, 2010

Michael Chavez

Re: Conversion of Stanza Systems Promissory Note

Gentlemen:

You are hereby notified that, Titan Energy Worldwide, Inc. ("Titan") has entered into an agreement whereby Titan would acquire all the assets and certain liabilities of Stanza Systems, Inc. ("Stanza"). The Agreement is conditional upon Titan reaching accord with certain debt holders of Stanza. As one of the existing noteholders in Stanza, here are the terms to convert said Note into equity in Titan, according to the terms and conditions set herein.

The terms for this conversion are as follows:

1. The Noteholder is Michael Chavez
2. The Principal amount owed is 200,000.00
3. Upon conversion the Noteholder will receive $66,667/$0.50 = 133,333 shares of restricted Titan common stock (based on $0.50 per share).
4. The Closing Date is November 1, 2010.
5. You have the right to receive additional shares of restricted stock as per the following formula:
   a. If Gross Sales Revenues of Stanza for the year ended December 31, 2011 OR for the year ended December 31, 2012 are equal or greater than $3,000,000, you shall receive an additional $66,667* in additional restricted stock.
   b. If Gross Sales Revenues of Stanza for the year ended December 31, 2011 OR for the year ended December 31, 2012 are equal or greater than $5,000,000, you shall receive $66,667* in additional restricted stock.

   * Based on 20 day VWAP on date transaction is closed with a floor of $0.50.

Upon acceptance of these terms, by which your Note will be assumed by Titan and converted to stock in Titan, you hereby release Stanza of all and any further and future responsibilities or obligations. To signify your acceptance of this agreement, please sign below:

For Noteholder:

[signature]

Name Michael Chavez

Title individual

Very truly yours,

Jeffrey Flannery
CEO
Titan Energy Worldwide, Inc.

Please issue shares as follows:

Michael Chavez
Name

10012 Barbrook Dr Austin TX 78726
Address

621-10-9971
Social Security No. of Shareholder